UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 20, 2005

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

          Indiana                      0-12422                35-1562245
State or Other Jurisdiction of     Commission File No.      I.R.S. Employer
Incorporation or Organization                            Identification Number



                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.    Results of Operations and Financial Conditions

     Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the registrant's press release issued on July 20, 2005, in which MainSource Financial Group, Inc. announced its unaudited results for the second quarter ended June 30, 2005.

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.                       Description

  99.1              MainSource Financial Group, Inc.'s press release dated
                    July 20, 2005.


                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 MAINSOURCE FINANCIAL GROUP, INC.

Date:    July 20, 2005           By:  /s/ Donald A. Benziger
                                     ------------------------------------------
                                      Donald A. Benziger
                                      Senior Vice President and Chief Financial
                                      Officer